American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ In Retirement Portfolio
April 30, 2026

One Choice Blend+ In Retirement Portfolio - Schedule of Investments
APRIL 30, 2026 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 45.2%
Avantis Core Fixed Income Fund G Class	2,439,321	20,490,296
High Income Fund G Class	336,107	2,924,127
Inflation-Adjusted Bond Fund G Class	316,010	3,390,788
Short Duration Fund G Class	493,204	4,833,394
Short Duration Inflation Protection Bond Fund G Class	497,991	5,328,505
		36,967,110
Domestic Equity Funds — 27.9%
Avantis U.S. Equity Fund G Class	233,729	5,375,764
Avantis U.S. Small Cap Value Fund G Class	36,709	751,059
Focused Large Cap Value Fund G Class	692,093	7,633,787
Growth Fund G Class	106,751	6,567,318
Heritage Fund G Class	13,974	370,582
Mid Cap Value Fund G Class	86,510	1,372,911
Small Cap Growth Fund G Class	28,116	741,144
		22,812,565
International Equity Funds — 12.7%
Avantis International Equity Fund G Class	311,637	5,263,551
Focused International Growth Fund G Class	101,021	1,994,148
Global Real Estate Fund G Class	56,553	840,384
International Value Fund G Class	189,595	2,307,374
		10,405,457
International Fixed Income Funds — 11.3%
Emerging Markets Debt Fund G Class	103,796	979,831
Global Bond Fund G Class	944,017	8,231,830
		9,211,661
Money Market Funds — 2.9%
U.S. Government Money Market Fund G Class	2,411,591	2,411,591
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $77,813,096)		81,808,384
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$81,808,384

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2026 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$14,853	$8,841	$3,141	$(63)	$20,490	2,439	$1	$565
High Income Fund	2,032	1,145	238	(15)	2,924	336	—	128
Inflation-Adjusted Bond Fund	2,690	1,304	644	41	3,391	316	2	60
Short Duration Fund	3,379	1,914	442	(18)	4,833	493	(1)	143
Short Duration Inflation Protection Bond Fund	3,370	2,383	461	37	5,329	498	(5)	122
Avantis U.S. Equity Fund	4,245	1,995	1,458	593	5,375	234	94	109
Avantis U.S. Small Cap Value Fund	428	308	98	113	751	37	4	36
Focused Large Cap Value Fund	4,595	3,937	1,006	108	7,634	692	(10)	632
Growth Fund	4,083	4,046	1,392	(170)	6,567	107	(72)	670
Heritage Fund	229	196	5	(49)	371	14	—	40
Mid Cap Value Fund	827	672	110	(16)	1,373	87	(2)	129
Small Cap Growth Fund	431	329	54	35	741	28	1	33
Avantis International Equity Fund	2,172	3,290	791	593	5,264	312	10	131
Focused International Growth Fund	1,172	922	133	33	1,994	101	1	15
Global Real Estate Fund	499	322	55	74	840	57	1	24
International Value Fund	1,383	978	322	268	2,307	190	1	150
Emerging Markets Debt Fund	674	361	70	15	980	104	1	41
Global Bond Fund	6,756	3,537	1,976	(85)	8,232	944	3	278
U.S. Government Money Market Fund	—	2,527	115	—	2,412	2,412	—	33
	$53,818	$39,007	$12,511	$1,494	$81,808	9,401	$29	$3,339
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.